APPENDIX A

RULE 18f-3 MULTI-CLASS PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Multi Class Funds and Share Classes*	Maximum Initial Sales Charge	Maximum CDSC±	Maximum 12b-1 Fee**	Maximum Shareholder Servicing Fee
Absolute Return Fund Class A Class C Class R1 Class R6 Administrator Class Institutional Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 None 0.25 None
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	2.00 None None None None	None 1.50 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Alternative Strategies Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Asset Allocation Fund Class A Class B Class C Class R Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 None
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	3.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
California Municipal Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25
California Tax-Free Fund Class A Class B Class C Administrator Class Institutional Class	4.50 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Capital Growth Fund Class A Class C Administrator Class Institutional Class Investor Class Class R4 Class R6	5.75 None None None None None None	None 1.00 None None None None None	None 0.75 None None None None None	0.25 0.25 0.25 None 0.25 0.10 None
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	None None None None	None None None None	None None None None	0.10 None None 0.25
Colorado Tax-Free Fund Class A Class C Administrator Class	4.50 None None	None 1.00 None	None 0.75 None	0.25 0.25 0.25
Common Stock Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 None None None None	0.25 0.25 0.25 None 0.25 None 0.25
Conservative Income Fund Institutional Class	None	None	None	None
Core Bond Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class Investor Class	4.50 None None None None None None None None	None 5.00 1.00 None None None None None None	None 0.75 0.75 0.25 None None None None None	0.25 0.25 0.25 0.25 0.10 None 0.25 None 0.25
Disciplined U.S. Core Fund2 Class A Class C Class R Class R6 Administrator Class Institutional Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 None 0.25 None
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 None None None None	0.25 0.25 None 0.25 None 0.25
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Diversified Equity Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Diversified Income Builder Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Diversified International Fund3 Class A Class B Class C Class R Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 0.25 None None None None	0.25 0.25 0.25 0.25 None 0.25 None 0.25
Dow Jones Target Today Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 0.25 None None None None	0.25 0.25 0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2010 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 0.25 None None None None	0.25 0.25 0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None	None None None None None None	None 0.25 None None None None	0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2020 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 0.25 None None None None	0.25 0.25 0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None	None None None None None None	None 0.25 None None None None	0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2030 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 0.25 None None None None	0.25 0.25 0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None	None None None None None None	None 0.25 None None None None	0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2040 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 0.25 None None None None	0.25 0.25 0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None	None None None None None None	None 0.25 None None None None	0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None None	None 1.00 None None None None None	None 0.75 0.25 None None None None	0.25 0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	5.75 None None None None None	None None None None None None	None 0.25 None None None None	0.25 0.25 0.10 None 0.25 0.25
Dow Jones Target 2060 Fund4 Class A Class C Class R Class R4 Class R6 Administrator Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 0.10 None 0.25
Dynamic Target Today Fund5 Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Dynamic Target 2015 Fund6 Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Dynamic Target 2020 Fund7 Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Dynamic Target 2025 Fund8 Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Dynamic Target 2030 Fund9 Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Dynamic Target 2035 Fund10 Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Dynamic Target 2040 Fund11 Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Dynamic Target 2045 Fund12 Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Dynamic Target 2050 Fund13 Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Dynamic Target 2055 Fund14 Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Dynamic Target 2060 Fund15 Class A Class C Class R Class R4 Class R6	5.75 None None None None	None 1.00 None None None	None 0.75 0.25 None None	0.25 0.25 0.25 0.10 None
Emerging Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Emerging Markets Equity Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 None 0.25 None
Emerging Markets Equity Income Fund16 Class A Class C Class R Class R6 Administrator Class Institutional Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 0.25 None None None	0.25 0.25 0.25 None 0.25 None
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Enterprise Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 None None None None	0.25 0.25 0.25 None 0.25 None 0.25
Global Long/Short Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Government Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class Sweep Class	None None None None None None	None None None None None None	None None None None None 0.35	0.25 0.10 None None 0.25 0.25
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Growth Fund Class A Class C Class R617 Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 1.00 None None None None	None 0.75 None None None None	0.25 0.25 None 0.25 None 0.25
Growth Balanced Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	None None None None	None None None None	None None None None	0.10 None None 0.25
High Income Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
High Yield Municipal Bond Fund Class A Class C Administrator Class Institutional Class	4.50 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
High Yield Bond Fund Class A Class B Class C Administrator Class Institutional Class	4.50 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Income Plus Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Index Asset Allocation Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Index Fund Class A Class B Class C Administrator Class Investor Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.10 0.25
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class Investor Class	3.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
International Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	4.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 None 0.25 None
International Equity Fund Class A Class B Class C Class R Class R618 Administrator Class Institutional Class	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 0.25 None None None	0.25 0.25 0.25 0.25 None 0.25 None
International Value Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Intrinsic Value Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 0.25 None None None None	0.25 0.25 0.25 0.25 0.10 None 0.25 None
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Large Cap Core Fund19 Class A Class C Class R Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None None	None 1.00 None None None None None	None 0.75 0.25 None None None None	0.25 0.25 0.25 None 0.25 None 0.25
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None None None	None 1.00 None None None None None None	None 0.75 0.25 None None None None None	0.25 0.25 0.25 0.10 None 0.25 None 0.25
Large Company Value Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Minnesota Tax-Free Fund Class A Class C Administrator Class	4.50 None None	None 1.00 None	None 0.75 None	0.25 0.25 0.25
Moderate Balanced Fund Class A Class B Class C Administrator Class	5.75 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	None None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 0.25
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	4.50 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	None None None	None None None	None None None	0.10 None 0.25
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 None 0.25 0.25 0.25
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25
North Carolina Tax-Free Fund Class A Class C Institutional Class	4.50 None None	None 1.00 None	None 0.75 None	0.25 0.25 None
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 0.25 None None	0.25 0.25 0.25 0.25 0.25 None
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 0.25 None 0.25
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 None
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Premier Large Company Growth Fund Class A Class B Class C Class R4 Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None None None	None 5.00 1.00 None None None None None	None 0.75 0.75 None None None None None	0.25 0.25 0.25 0.10 None 0.25 None 0.25
Real Return Fund Class A Class B Class C Administrator Class	4.50 None None None	None 5.00 1.00 None	None 0.75 0.75 None	0.25 0.25 0.25 0.25
Short Duration Government Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	3.00 None None None None None	None 3.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 None 0.25 None\
Short-Term Bond Fund Class A Class C Institutional Class Investor Class	3.00 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 None 0.25
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	3.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	3.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Small Cap Opportunities Fund Administrator Class Institutional Class	None None	None None	None None	0.25 None
Small Cap Value Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 None None None None	0.25 0.25 0.25 None 0.25 None 0.25
Small Company Growth Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	5.75 None None None None None	None 5.00 1.00 None None None	None 0.75 0.75 None None None	0.25 0.25 0.25 None 0.25 None
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Small/Mid Cap Core Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	5.75 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 0.25
Special Mid Cap Value Fund Class A Class C Class R20 Class R6 Administrator Class Institutional Class Investor Class	5.75 None None None None None None	None 1.00 None None None None None	None 0.75 0.25 None None None None	0.25 0.25 0.25 None 0.25 None 0.25
Special Small Cap Value Fund Class A Class B Class C Class R21 Class R6 Administrator Class Institutional Class	5.75 None None None None None None	None 5.00 1.00 None None None None	None 0.75 0.75 0.25 None None None	0.25 0.25 0.25 0.25 None 0.25 None
Strategic Income Fund Class A Class C Administrator Class Institutional Class	4.50 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	4.50 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	5.75 None None None	None 1.00 None None	None 0.75 None None	0.25 0.25 0.25 None
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class Investor Class	2.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	2.00 None None None None	None 1.00 None None None	None 0.75 None None None	0.25 0.25 0.25 None 0.25
Utility and Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	5.75 None None None None	None 5.00 1.00 None None	None 0.75 0.75 None None	0.25 0.25 0.25 0.25 None
Wisconsin Tax-Free Fund Class A Class C Investor Class	4.50 None None	None 1.00 None	None 0.75 None	0.25 0.25 0.25
100% Treasury Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	None None None None None	None None None None None	None None None None 0.35	0.25 0.10 None 0.25 0.25

Appendix A amended:   August 11, 2015

* On May 20, 2015, the Board of Wells Fargo Funds Trust approved the conversion of Investor Class shares to Class A shares of each corresponding Fund.  The conversion would apply to all Funds and is expected to occur on or about October 23, 2015.

±  Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission (except for those Funds identified in the table as having Class A shares that are not subject to any CDSC).  Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

Class A shares for the, Intermediate Tax/AMT-Free Fund and Short-Term Municipal Bond Fund that are purchased at NAV in amounts of $1,000,000 will be assessed a 0.50% if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waives its commission.  Effective November 1, 2012, Class A shares for the Intermediate Tax/AMT-Free Fund that are purchased at NAV in amounts of $500,000 or more will be assessed a 0.50% CDSC if the shares are redeemed within 12 months of purchase.  In addition,

Class A shares for the Short-Term High Yield Bond Fund that are purchased at NAV in amounts of $500,000 will be assessed a 0.40% if they are redeemed within twelve months from the date of purchase, unless the dealer of record waives its commission.  Effective November 1, 2012, Class A shares for the Short-Term High Yield Bond Fund that are purchased at NAV in amounts of $500,000 or more will be assessed a 0.50% CDSC if the shares are redeemed within 12 months of purchase.

        Class A shares for the Adjustable Rate Government Fund, California Limited-Term Tax-Free Fund, Short Duration Government Bond Fund and Short-Term Bond Fund that are purchased at NAV in amounts of $500,000   or more will be assessed a 0.40% if they are redeemed within twelve months from the date of purchase, unless the dealer of record waives its commission.

**On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund.  Following the closing of the Class B shares, 12b-1 payments will continue to fund previously incurred distribution-related expenses.

1  On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Absolute Return Fund, effective on or about October 1, 2015.

2  On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R and R6 shares to the Disciplined U.S. Core Fund, effective on or about October 1, 2015.

3  On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R and R6 shares to the Diversified International Fund, effective on or about October 1, 2015.

4  On February 19, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dow Jones Target 2060 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

5  On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target Today Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

6  On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2015 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

7  On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2020 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

8  On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2025 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

9  On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2030 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

10  On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2035 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

11  On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2040 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

12  On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2045 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

13 On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2050 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

14 On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2055 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

15 On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2060 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

16 On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R and R6 shares to the Emerging Markets Equity Income Fund, effective on or about October 1, 2015.

17 On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R6 shares to the Growth Fund, effective on or about October 1, 2015.

18 On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R6 shares to the International Equity Fund, effective on or about October 1, 2015.

19 On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R and R6 shares to the Large Cap Core Fund, effective on or about October 1, 2015.

20 On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Special Mid Cap Value Fund, effective on or about October 1, 2015.

21On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Special Small Cap Value Fund, effective on or about October 1, 2015.

APPENDIX B

Multi-Class Funds and Classes	Class-Level Administration Fee
Multi-Class Non-Money Market/Non-Fixed Income Funds and Classes (other than Asset Allocation Fund)
	Class A, Class B, Class C and Class R	0.21%
	Administrator Class	0.13%
	Institutional Class and Class R4	0.13%
	Investor Class	0.32%
	Class R4	0.08%
	Class R6	0.03%
Absolute Return Fund
	Class A, Class C and Class R	0.21%
	Administrator Class	0.13%
	Institutional Class	0.13%
	Class R6	0.03%
Asset Allocation Fund
	Class A, Class B, Class C and Class R	0.21%
	Administrator Class	0.13%
	Institutional Class	0.13%
Multi-Class Fixed Income Funds and Classes (Non-Money Market Funds)
Class A, Class B, Class C and Class R	0.16%
Administrator Class	0.10%
Institutional Class and Class R4	0.08%
Investor Class	0.19%
Class R6	0.03%
Multi-Class Money Market Funds and Classes
Class A, Class B and Class C	0.22%
Administrator Class	0.10%
Institutional Class	0.08%
Investor Class	0.25%
Select Class	0.04%
Service Class	0.12%
Sweep Class and Daily Class	0.22%

Appendix B amended:   August 11, 2015